UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): January 1, 2008

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

     (a) Effective as of January 1, 2008, First Merchants Corporation amended its Change of Control Agreements (the "Agreements") with the following individuals: Robert R. Connors, its Senior Vice President and Chief Information Officer; and Kimberly J. Ellington, its Senior Vice President and Director of Human Resources. The amendments serve to modify the "Compensation Upon Termination" section of each Agreement to provide for a lump sum severance payment equal to one and five tenths (1.50) times the sum of the defined base salary rate and bonus, rather than the previous multiple of two (2.00). Copies of the Agreements, as amended, are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01.        Financial Statements and Exhibits.

     (d) Exhibits.

     (10.1) Change of Control Agreement between First Merchants Corporation and Robert R. Connors, dated August 14, 2002, as amended on January 1, 2008.

     (10.2) Change of Control Agreement between First Merchants Corporation and Kimberly J. Ellington, dated January 1, 2005, as amended on January 1, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  January 3, 2008

                                          FIRST MERCHANTS CORPORATION


                                          By:  /s/ Mark K. Hardwick
                                                Mark K. Hardwick,
                                                Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX


     10.1 Change of Control Agreement between First Merchants Corporation and Robert R. Connors, dated August 14, 2002, as amended on January 1, 2008.

     10.2 Change of Control Agreement between First Merchants Corporation and Kimberly J. Ellington, dated January 1, 2005, as amended on January 1, 2008.

                                  Exhibit 10.1
                                     CONNORS
                           CHANGE OF CONTROL AGREEMENT


     This Agreement is made and entered into as of January 1, 2008, by and between First Merchants Corporation, an Indiana corporation (hereinafter referred to as "Corporation"), with its principal office located at 200 East Jackson Street, Muncie, Indiana, and Robert C. Connors (hereinafter referred to as "Executive"), of Carmel, Indiana.

     WHEREAS, the Corporation considers the continuance of proficient and experienced management to be essential to protecting and enhancing the best interests of the Corporation and its shareholders; and

     WHEREAS, the Corporation desires to assure the continued services of the Executive on behalf of the Corporation; and

     WHEREAS, the Corporation recognizes that if faced with a proposal for a Change of Control, as hereinafter defined, the Executive will have a significant role in helping the Board of Directors assess the options and advising the Board of Directors on what is in the best interests of the Corporation and its shareholders; and it is necessary for the Executive to be able to provide this advice and counsel without being influenced by the uncertainties of the Executive's own situation; and

     WHEREAS, the Corporation desires to provide fair and reasonable benefits to the Executive on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained and the continued employment of the Executive by the Corporation as its Senior Vice President and Chief Information Officer, the Corporation and the Executive, each intending to be legally bound, covenant and agree as follows:

     1. Term of Agreement.

     This  Agreement  shall  continue  in  effect  through  December  31,  2008;
provided, however, that commencing on December 31, 2008 and each December 31 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than October 31, 2008 or October 31 immediately preceding any December 31 thereafter, the Corporation shall have given the Executive notice that it does not wish to extend this Agreement; and provided further, that if a Change of Control of the Corporation, as defined in
Section 2, shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of not less than twenty-four (24) months beyond the month in which such Change of Control occurred.

     2. Definitions.

         For purposes of this Agreement, the following definitions shall apply:

                   (A)   Cause: "Cause" shall mean:

                           (1) professional incompetence;

                           (2)      willful misconduct;

                           (3)      personal dishonesty;

                           (4) breach of fiduciary duty involving personal profit;

                           (5)      intentional failure to perform stated
                                    duties;

                           (6) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist orders; and

                           (7) any intentional material breach of any term, condition or covenant of this Agreement.

                    (B)  Change of Control: "Change of Control" shall mean:

                           (1) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 ["Exchange Act"]), other than the Corporation, is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities;

                           (2) persons constituting a majority of the Board of Directors of the Corporation were not directors of the Corporation for at least the twenty-four (24) preceding months;

                           (3) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such a merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities; or

                           (4) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

                    (C) Date of Termination: "Date of Termination" shall mean the date stated in the Notice of Termination (as hereinafter defined) or thirty (30) days from the date of delivery of such notice, as hereinafter defined, whichever comes first.

                    (D) Disability: "Disability" shall mean the definition of such term as used in the disability policy then in effect for the Corporation, and a determination of full disability by the Corporation; provided that in the event there is no disability insurance then in force, "disability" shall mean incapacity due to physical or mental illness which will have caused the Executive to have been unable to perform his duties with the Corporation on a full time basis for one hundred eighty
                         (180) consecutive calendar days.

                    (E) Notice of Termination: "Notice of Termination" shall mean a written notice, communicated to the other parties hereto, which shall indicate the specific termination provisions of this Agreement relied upon and set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provisions so indicated.

                    (F) Retirement: "Retirement" shall mean termination of employment by the Executive in accordance with the Corporation's normal retirement policy generally applicable to its salaried employees in effect at the time of a Change of Control.
     3. Termination.

                    (A) General. If any of the events described in Section 2 constituting a Change in Control of the Corporation shall have occurred, the Executive shall be entitled to the benefits described in Section 4 upon the subsequent termination of the Executive's employment during the term of this Agreement, unless such termination is (a) because of the death or Disability of the Executive,
                         (b) by the Corporation for Cause, or (c) by the Executive other than on account of Constructive Termination (as hereinafter defined).

                    (B) If, following a Change of Control, the Executive's employment shall be terminated for Cause, the Corporation shall pay him his salary through the Date of Termination at the rate in effect on the date of the Notice of Termination, and the Corporation shall have no further obligations under this Agreement. If, following a Change of Control, the Executive's employment shall be terminated as a result of death or Disability, compensation to the Executive shall be made pursuant to the Corporation's then existing policies on death or Disability, and the Corporation shall have no further obligations under this Agreement. If, following a Change of Control, the Executive's employment is terminated by and at the request of the Executive as a result of Retirement, compensation to the Executive shall be made pursuant to the Corporation's normal retirement policy generally applicable to its salaried employees at the time of the Change of Control, and the Corporation shall have no further obligations under this Agreement.

                    (C)  Constructive   Termination.   The  Executive  shall  be
                         entitled to terminate his employment upon the occurrence of Constructive Termination. For purposes of this Agreement, "Constructive Termination" shall mean, without the Executive's express written consent, the occurrence, after a Change of Control of the Corporation, of any of the following circumstances:

                           (1) the assignment to the Executive of any duties inconsistent (unless in the nature of a promotion) with the position in the Corporation that the Executive held immediately prior to the Change of Control of the Corporation, or a significant adverse reduction or alteration in the nature or status of the Executive's position, duties or responsibilities or the conditions of the Executive's employment from those in effect immediately prior to such Change of Control;

                           (2) a reduction in the Executive's annual base salary, as in effect immediately prior to the Change of Control of the Corporation or as the same may be adjusted from time to time, except for across-the-board salary reductions similarly affecting all management personnel of the Corporation;

                           (3) the Corporation requires the Executive to be relocated anywhere other than its offices in Muncie, Indiana;

                           (4) the taking of any action to deprive the Executive of any material fringe benefit enjoyed by him at the time of the Change of Control, or the failure to provide him with the number of paid vacation days to which he is entitled on the basis of years of service with the Corporation and in accordance with the Corporation's normal vacation policy in effect at the time of the Change of Control;

                           (5) the failure to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Corporation's life insurance, medical, health and accident, or disability plans in which the Executive was participating at the time of the Change of Control of the Corporation, or the taking of any action which would directly or indirectly materially reduce any of such benefits; or

                           (6) the failure of the Corporation to continue this Agreement in effect, or to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 hereof.

     4. Compensation Upon Termination.

     Following a Change of Control, if his employment by the Corporation shall be terminated by the Executive on account of Constructive Termination or by the Corporation other than for Cause, death, Disability, or Retirement (by and at the request of the Executive), then the Executive shall be entitled to the benefits provided below:

                    (A) No later than the fifth day following the Date of Termination, the Corporation shall pay to the Executive his full base salary through the Date of Termination, at the rate in effect at the time Notice of Termination is given, plus all other amounts to which the Executive is entitled under any incentive, bonus or other compensation plan of the Corporation in effect at the time such payments are due;

                    (B) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, no later than the fifth day following the Date of Termination, the Corporation shall pay to the Executive a lump sum severance payment, in cash, equal to one and one-half (1.50) times the sum of (a) the Executive's annual base salary rate as in effect on the date of the Notice of Termination, and (b) the largest bonus received by the Executive during the two (2) years immediately preceding the Date of Termination under the Corporation's Management Incentive Plan covering the Executive;

                    (C) During the period beginning with the Executive's Date of Termination and continuing until the earlier of (a) the second anniversary of such Date of Termination, or
                         (b) Executive's sixty-fifth (65th) birthday, the Corporation shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive was receiving immediately prior to the Notice of Termination and shall pay the same percentage of the cost of such benefits as the Corporation was paying on the Executive's behalf on the date of such Notice;

                    (D) In lieu of shares of common stock of the Corporation ("Corporation Shares") issuable upon the exercise of outstanding options ("Options"), if any, granted to the Executive under any Corporation stock option plan (which Options shall be cancelled upon the making of the payment referred to below), the Executive shall receive an amount in cash equal to the product of (a) the excess of the higher of the closing price of Corporation Shares as reported on the NASDAQ National Market System, the American Stock Exchange or the New York Stock Exchange, wherever listed, on or nearest the Date of Termination or the highest per share price for Corporation Shares actually paid in connection with any Change of Control of the Corporation, over the per share exercise price of each Option held by the Executive (whether or not then fully exercisable), times (b) the number of Corporation Shares covered by each such Option;

                    (E) If the payments or benefits, if any, received or to be received by the Executive (whether under this Agreement or under any other plan, arrangement, or agreement between the Executive and the Corporation), in connection with termination or Constructive Termination of the Executive's employment following a Change of Control, constitute an "excess parachute payment" within the meaning of ss.280G of the Internal Revenue Code ("Code"), the Corporation shall pay to the Executive, no later than the fifth day following the Date of Termination, an additional amount (as determined by the Corporation's independent public accountants) equal to the excise tax, if any, imposed on the "excess parachute payment" under ss.4999 of the Code; provided, however, if the amount of such excise tax is finally determined to be more or less than the amount paid to the Executive hereunder, the Corporation (or the Executive if the finally determined amount is less than the original amount paid) shall pay the difference between the amount originally paid and the finally determined amount to the other party no later than the fifth day following the date such final determination is made;

                    (F) The Corporation shall pay to the Executive all reasonable legal fees and expenses incurred by the Executive as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement), unless the decision-maker in any proceeding, contest, or dispute arising hereunder makes a formal finding that the Executive did not have a reasonable basis for instituting such proceeding, contest, or dispute;

                    (G) The Corporation shall provide the Executive with individual out-placement services in accordance with the general custom and practice generally accorded to an executive of the Executive's position.

     5. Successors; Binding Agreement.

                    (A) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Corporation in the same amount and on the same terms to which the Executive would be entitled hereunder if the Executive terminates his employment on account of Constructive Termination following a Change of Control of the Corporation, except that for the purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "the Corporation" shall mean the Corporation and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement, by operation of law or otherwise.

                    (B) This Agreement shall inure to the benefit of and be enforceable by the Executive and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to the Executive hereunder had the Executive continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the devisee, legatee or other designee or, if there is no such designee, to his estate.

     6. Miscellaneous.

     No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Corporation. No waiver by either party hereto at the time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Indiana without regard to its conflicts of law principles. All references to a section of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such section. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Corporation under Section 4 shall survive the expiration of the term of this Agreement.

     7. Validity.

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     8. Counterparts.

     This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     9. Arbitration.

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in Muncie, Indiana in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

     10. Entire Agreement.

     This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by their duly authorized officers, and the Executive has hereunder subscribed his name, as of the day and year first above written.


"CORPORATION"                                        "EXECUTIVE"

FIRST MERCHANTS CORPORATION


By ______________________________           By ______________________________
    Michael C. Rechin                             Robert C. Connors
    President & Chief Executive Officer

                                  Exhibit 10.2
                                    ELLINGTON
                           CHANGE OF CONTROL AGREEMENT


     This Agreement is made and entered into as of January 1, 2008, by and between First Merchants Corporation, an Indiana corporation (hereinafter referred to as "Corporation"), with its principal office located at 200 East Jackson Street, Muncie, Indiana, and Kimberly J. Ellington (hereinafter referred to as "Executive"), of Yorktown, Indiana.

     WHEREAS, the Corporation considers the continuance of proficient and experienced management to be essential to protecting and enhancing the best interests of the Corporation and its shareholders; and

     WHEREAS, the Corporation desires to assure the continued services of the Executive on behalf of the Corporation; and

     WHEREAS, the Corporation recognizes that if faced with a proposal for a Change of Control, as hereinafter defined, the Executive will have a significant role in helping the Board of Directors assess the options and advising the Board of Directors on what is in the best interests of the Corporation and its shareholders; and it is necessary for the Executive to be able to provide this advice and counsel without being influenced by the uncertainties of the Executive's own situation; and

     WHEREAS, the Corporation desires to provide fair and reasonable benefits to the Executive on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained and the continued employment of the Executive by the Corporation as its Senior Vice President and Director of Human Resources, the Corporation and the Executive, each intending to be legally bound, covenant and agree as follows:

     1. Term of Agreement.

     This  Agreement  shall  continue  in  effect  through  December  31,  2008;
provided, however, that commencing on December 31, 2008 and each December 31 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than October 31, 2008 or October 31 immediately preceding any December 31 thereafter, the Corporation shall have given the Executive notice that it does not wish to extend this Agreement; and provided further, that if a Change of Control of the Corporation, as defined in
Section 2, shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of not less than twenty-four (24) months beyond the month in which such Change of Control occurred.

     2. Definitions.

     For purposes of this Agreement, the following definitions shall apply:

               (A)  Cause: "Cause" shall mean:

                           (1)      professional incompetence;

                           (2)      willful misconduct;

                           (3)      personal dishonesty;

                           (4) breach of fiduciary duty involving personal profit;

                           (5)      intentional failure to perform stated
                                    duties;

                           (6) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist orders; and

                           (7) any intentional material breach of any term, condition or covenant of this Agreement.

               (B)  Change of Control: "Change of Control" shall mean:

                           (1) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 ["Exchange Act"]), other than the Corporation, is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities;

                           (2) persons constituting a majority of the Board of Directors of the Corporation were not directors of the Corporation for at least the twenty-four (24) preceding months;

                           (3) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such a merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities; or

                           (4) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

               (C) Date of Termination: "Date of Termination" shall mean the date stated in the Notice of Termination (as hereinafter defined) or thirty (30) days from the date of delivery of such notice, as hereinafter defined, whichever comes first.

               (D) Disability: "Disability" shall mean the definition of such term as used in the disability policy then in effect for the Corporation, and a determination of full disability by the Corporation; provided that in the event there is no disability insurance then in force, "disability" shall mean incapacity due to physical or mental illness which will have caused the Executive to have been unable to perform his duties with the Corporation on a full time basis for one hundred eighty (180) consecutive calendar days.

               (E) Notice of Termination: "Notice of Termination" shall mean a written notice, communicated to the other parties hereto, which shall indicate the specific termination provisions of this Agreement relied upon and set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provisions so indicated.

               (F) Retirement: "Retirement" shall mean termination of employment by the Executive in accordance with the Corporation's normal retirement policy generally applicable to its salaried employees in effect at the time of a Change of Control.

     3. Termination.

               (A) General. If any of the events described in Section 2 constituting a Change in Control of the Corporation shall have occurred, the Executive shall be entitled to the benefits described in Section 4 upon the subsequent termination of the Executive's employment during the term of this Agreement, unless such termination is (a) because of the death or Disability of the Executive, (b) by the Corporation for Cause, or (c) by the Executive other than on account of Constructive Termination (as hereinafter defined).

               (B) If, following a Change of Control, the Executive's employment shall be terminated for Cause, the Corporation shall pay him his salary through the Date of Termination at the rate in effect on the date of the Notice of Termination, and the Corporation shall have no further obligations under this Agreement. If, following a Change of Control, the Executive's employment shall be terminated as a result of death or Disability, compensation to the Executive shall be made pursuant to the Corporation's then existing policies on death or Disability, and the Corporation shall have no further obligations under this Agreement. If, following a Change of Control, the Executive's employment is terminated by and at the request of the Executive as a result of Retirement, compensation to the Executive shall be made pursuant to the Corporation's normal retirement policy generally applicable to its salaried employees at the time of the Change of Control, and the Corporation shall have no further obligations under this Agreement.

               (C) Constructive Termination. The Executive shall be entitled to terminate his employment upon the occurrence of Constructive Termination. For purposes of this Agreement, "Constructive Termination" shall mean, without the Executive's express written consent, the occurrence, after a Change of Control of the Corporation, of any of the following circumstances:

                           (1) the assignment to the Executive of any duties inconsistent (unless in the nature of a promotion) with the position in the Corporation that the Executive held immediately prior to the Change of Control of the Corporation, or a significant adverse reduction or alteration in the nature or status of the Executive's position, duties or responsibilities or the conditions of the Executive's employment from those in effect immediately prior to such Change of Control;

                           (2) a reduction in the Executive's annual base salary, as in effect immediately prior to the Change of Control of the Corporation or as the same may be adjusted from time to time, except for across-the-board salary reductions similarly affecting all management personnel of the Corporation;

                            (3) the Corporation requires the Executive to be relocated anywhere other than its offices in Muncie, Indiana;

                           (4) the taking of any action to deprive the Executive of any material fringe benefit enjoyed by him at the time of the Change of Control, or the failure to provide him with the number of paid vacation days to which he is entitled on the basis of years of service with the Corporation and in accordance with the Corporation's normal vacation policy in effect at the time of the Change of Control;

                           (5) the failure to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Corporation's life insurance, medical, health and accident, or disability plans in which the Executive was participating at the time of the Change of Control of the Corporation, or the taking of any action which would directly or indirectly materially reduce any of such benefits; or

                           (6) the failure of the Corporation to continue this Agreement in effect, or to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 hereof.

     4. Compensation Upon Termination.

     Following a Change of Control, if his employment by the Corporation shall be terminated by the Executive on account of Constructive Termination or by the Corporation other than for Cause, death, Disability, or Retirement (by and at the request of the Executive), then the Executive shall be entitled to the benefits provided below:

               (A) No later than the fifth day following the Date of Termination, the Corporation shall pay to the Executive his full base salary through the Date of Termination, at the rate in effect at the time Notice of Termination is given, plus all other amounts to which the Executive is entitled under any incentive, bonus or other compensation plan of the Corporation in effect at the time such payments are due;

               (B) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, no later than the fifth day following the Date of Termination, the Corporation shall pay to the Executive a lump sum severance payment, in cash, equal to one and one-half (1.50) times the sum of (a) the Executive's annual base salary rate as in effect on the date of the Notice of Termination, and (b) the largest bonus received by the Executive during the two (2) years immediately preceding the Date of Termination under the Corporation's Management Incentive Plan covering the Executive;

               (C) During the period beginning with the Executive's Date of Termination and continuing until the earlier of (a) the second anniversary of such Date of Termination, or (b) Executive's sixty-fifth (65th) birthday, the Corporation shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive was receiving immediately prior to the Notice of Termination and shall pay the same percentage of the cost of such benefits as the Corporation was paying on the Executive's behalf on the date of such Notice;

               (D) In lieu of shares of common stock of the Corporation ("Corporation Shares") issuable upon the exercise of outstanding options ("Options"), if any, granted to the Executive under any Corporation stock option plan (which Options shall be cancelled upon the making of the payment referred to below), the Executive shall receive an amount in cash equal to the product of (a) the excess of the higher of the closing price of Corporation Shares as reported on the NASDAQ National Market System, the American Stock Exchange or the New York Stock Exchange, wherever listed, on or nearest the Date of Termination or the highest per share price for Corporation Shares actually paid in connection with any Change of Control of the Corporation, over the per share exercise price of each Option held by the Executive (whether or not then fully exercisable), times (b) the number of Corporation Shares covered by each such Option;

               (E) If the payments or benefits, if any, received or to be received by the Executive (whether under this Agreement or under any other plan, arrangement, or agreement between the Executive and the Corporation), in connection with termination or Constructive Termination of the Executive's employment following a Change of Control, constitute an "excess parachute payment" within the meaning of ss.280G of the Internal Revenue Code ("Code"), the Corporation shall pay to the Executive, no later than the fifth day following the Date of Termination, an additional amount (as determined by the Corporation's independent public accountants) equal to the excise tax, if any, imposed on the "excess parachute payment" under ss.4999 of the Code; provided, however, if the amount of such excise tax is finally determined to be more or less than the amount paid to the Executive hereunder, the Corporation (or the Executive if the finally determined amount is less than the original amount paid) shall pay the difference between the amount originally paid and the finally determined amount to the other party no later than the fifth day following the date such final determination is made;

               (F) The Corporation shall pay to the Executive all reasonable legal fees and expenses incurred by the Executive as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement), unless the decision-maker in any proceeding, contest, or dispute arising hereunder makes a formal finding that the Executive did not have a reasonable basis for instituting such proceeding, contest, or dispute;

               (G) The Corporation shall provide the Executive with individual out-placement services in accordance with the general custom and practice generally accorded to an executive of the Executive's position.

     5. Successors; Binding Agreement.

               (A) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Corporation in the same amount and on the same terms to which the Executive would be entitled hereunder if the Executive terminates his employment on account of Constructive Termination following a Change of Control of the Corporation, except that for the purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "the Corporation" shall mean the Corporation and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement, by operation of law or otherwise.

               (B) This Agreement shall inure to the benefit of and be enforceable by the Executive and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to the Executive hereunder had the Executive continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the devisee, legatee or other designee or, if there is no such designee, to his estate.

     6. Miscellaneous.

     No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Corporation. No waiver by either party hereto at the time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Indiana without regard to its conflicts of law principles. All references to a section of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such section. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Corporation under Section 4 shall survive the expiration of the term of this Agreement.

     7. Validity.

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     8. Counterparts.

     This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     9. Arbitration.

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in Muncie, Indiana in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

     10.      Entire Agreement.

     This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by their duly authorized officers, and the Executive has hereunder subscribed his name, as of the day and year first above written.


"CORPORATION"                               "EXECUTIVE"

FIRST MERCHANTS CORPORATION


By ______________________________           By ______________________________
    Michael C. Rechin                            Kimberly J. Ellington
    President & Chief Executive Officer